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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 19, 1998
                                                          -------------

                                Ryder TRS, Inc.
                                ---------------
             (Exact name of registrant as specified in its charter)


         Delaware                       333-20397             38-331-3542
--------------------------------   ------------------    ---------------------
 (State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)


   1560 Broadway, Suite 1800, Denver Colorado                80202
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   (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (303) 376-0040
                                                    --------------

Former name or former address, if changed since last report:   N/A
                                                              -----



                      This document consists of 27 pages.

                        The Exhibit Index is at page 5.

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Item 1.  Change of Control of the Registrant.

         On June 19, 1998, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 4, 1998, as amended on March 16, 1998, and on June 19, 1998, among Budget Group, Inc., a Delaware corporation ("Budget"), BDG Corporation, a Delaware corporation ("Sub"), Ryder TRS, Inc., a Delaware corporation ("Ryder"), and certain other parties named therein, Sub merged with and into Ryder (the "Merger"), and Ryder became a wholly owned subsidiary of Budget. As a result of the Merger, each share of Ryder common stock has been converted into the right to receive 26.60050195 shares of Budget Class A Common Stock, par value $.01 per share (the "Budget Common Stock"), $1,002.20 in cash and warrants to purchase initially 7.69864426874 shares of Budget Common Stock, exercisable in accordance with the terms of the Merger Agreement. In addition, each option to purchase Ryder common stock became fully exercisable and vested immediately prior to the Merger and, concurrently with the Merger, was canceled; thereafter, each optionholder became entitled to receive, upon payment of applicable withholding tax, in exchange for each such option, 26.60050195 shares of Budget Common Stock, and warrants to purchase initially 7.69864426874 shares of Budget Common Stock, exercisable in accordance with the terms of the Merger Agreement.

         A copy of the press release announcing the Merger is attached hereto as Exhibit 99.1.

Item 2.  Acquisition or Disposition of Assets.

See description of merger of Registrant with Sub in Item 1.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired:  None

         (b)      Pro Forma Financial Information:  None

         (c)      Exhibits.

                  2.1    - Agreement and Plan of Merger dated as of March 4,
                           1998, by and among Budget Group, Inc., BDG
                           Corporation, Ryder TRS, Inc., and certain other parties (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K, dated March 4, 1998).

                  2.2    - Amendment No. 1 to Agreement and Plan of Merger
                           dated as of March 16, 1998, by and among Budget Group, Inc., BDG Corporation, Ryder TRS, Inc., and certain other parties (incorporated by reference to Exhibit 2.2 of Current Report on Form 8-K, dated March 4, 1998).

                  2.3    - Amendment No. 2 to Agreement and Plan of Merger
                           dated as of June 19, 1998, by and among Budget Group, Inc., BDG Corporation, Ryder TRS, Inc., and certain other parties.

                  2.4    - Form of Warrant issued to former Ryder TRS
                           shareholders and optionholders

                  99.1   - Joint Press Release issued by Budget Group, Inc. and
                           Ryder TRS, Inc. on June 22, 1998.



                                      -3-
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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RYDER TRS, INC.
                                       (Registrant)


Date: June 29, 1998                    By:  /s/ Scott White
                                          -----------------------------------
                                                Scott White
                                                Vice President and Secretary

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                                 EXHIBIT INDEX


         2.1      -        Agreement and Plan of Merger dated as of March 4,
                           1998, by and among Budget Group, Inc., BDG
                           Corporation, Ryder TRS, Inc., and certain other parties (incorporated by reference to Exhibit 2.1 of Current Report on Form 8-K, dated March 4, 1998).

         2.2      -        Amendment No. 1 to Agreement and Plan of Merger
                           dated as of March 16, 1998, by and among Budget
                           Group, Inc., BDG Corporation, Ryder TRS, Inc., and certain other parties (incorporated by reference to Exhibit 2.2 of Current Report on Form 8-K, dated
                           March 4, 1998).

         2.3      -        Amendment No. 2 to Agreement and Plan of Merger
                           dated as of June 19, 1998, by and among Budget
                           Group, Inc., BDG Corporation, Ryder TRS, Inc., and certain other parties.

         2.4      -        Form of Warrant issued to former Ryder TRS
                           shareholders and optionholders

         99.1     -        Joint Press Release issued by Budget Group, Inc. and
                           Ryder TRS, Inc. on June 22, 1998.